Exhibit 10.18

SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT
This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT, dated as of May 6, 2014 (this “Amendment”), is by and among (a) EMMIS COMMUNICATIONS CORPORATION (the “Parent”), an Indiana corporation, (b) EMMIS OPERATING COMPANY (the “Borrower”), an Indiana corporation, (c) the other Credit Parties (as defined in the Credit Agreement referred to below) signatory hereto, (d) JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and (e) the Lenders (as defined in the Credit Agreement referred to below) signatory hereto. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Administrative Agent, certain financial institutions as Lenders, the Parent, the Borrower and the other Credit Parties entered into that certain Credit Agreement dated as of December 28, 2012 (as amended, restated and otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Credit Parties intend to acquire certain securities of, and make certain loans to (including, without limitation, any additional loans made after the Target Acquisition Effective Date (as defined below), all such loans collectively referred to herein as, the “Target Loans”), a certain corporation identified to the Administrative Agent and Lenders in writing (“Target”) pursuant to that certain Series A Preferred Stock Purchase and Credit Agreement to be dated as of the Target Acquisition Effective Date (the “Acquisition Agreement”) by and among Borrower and Target (the acquisition of the securities of Target and any Target Loans, in each case, pursuant to the Acquisition Agreement collectively being referred to herein as the “Target Acquisition”); and
WHEREAS, the Credit Parties desire to modify certain terms and conditions of the Credit Agreement and have requested that the Lenders consent to the Target Acquisition, in each case, as specifically set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the other Credit Parties, the Administrative Agent and the Lenders hereby agree as follows:
§1.Limited Consent.
A.    Subject to clause (B) below and notwithstanding anything to the contrary contained in Section 6.04 to the Credit Agreement, the Administrative Agent and the Lenders party hereto hereby consent to the Target Acquisition so long as (i) no Default or Event of Default exists or results therefrom, (ii) the total consideration paid or payable (including without limitation, assumed Indebtedness, the original principal amount of any Target Loans and the maximum amount of all deferred payments, including earnouts, related thereto) in connection with the Target Acquisition does not exceed $6,000,000, (iii) the Target Acquisition is consummated within sixty (60) days of the Amendment Effective Date (as defined below) or such additional time as may be requested by Borrower with the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, (iv) the Target Loans are made to Target in an amount and in a manner that complies with the terms and conditions of the Acquisition Agreement as in effect on the Target Acquisition Effective Date (or with such other terms and conditions as may be reasonably satisfactory to the Administrative Agent), and (v) the Administrative Agent shall have received a final executed copy of the Acquisition Agreement (including all schedules, exhibits, annexes, amendments, supplements and modifications thereto, as well as any documents ancillary to the Acquisition Agreement), such agreement and ancillary documents to be in form and substance reasonably satisfactory to the Administrative Agent (the date of the final executed Acquisition Agreement delivered to the Administrative Agent being referred to herein as, the “Target Acquisition Effective Date”). For the avoidance of doubt, it is understood and agreed that for purposes of clause (k) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement, the Target Acquisition shall be deemed an “Acquisition”. It is also agreed that in connection with the Target Acquisition, the Parties shall enter into an amendment to the Credit Agreement in form and substance reasonably satisfactory to the Lenders pursuant to which the Target will be designated an Excluded Subsidiary (as defined in the Credit Agreement).
B.    The consents set forth in Section 1A shall not be deemed a consent to any other term or condition of any Credit Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Credit Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. The foregoing consent shall also not be deemed to operate as, or obligate the Administrative Agent or the Lenders to grant any, future waiver or modification of or consent to any provision, term, condition or Default or Event of Default under the Credit Agreement.
§2.    Amendments to Credit Agreement. The defined term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting the reference to the number “$500,000” in clause (k) thereof and replacing such reference with the number “$750,000” and (B) adding the following new clause (l) immediately after clause (k) therein and immediately prior to the reference to “minus” following such clause (k):
“, and (m) transaction costs paid or to be paid in cash in connection with the Credit Parties’ acquisition of WBLS-FM and WLIB-AM, New York, NY (including, without limitation, severance charges incurred in connection therewith) in an aggregate amount not in excess of $1,250,000 so long as the Borrower has provided evidence of such costs in a form reasonably satisfactory to the Administrative Agent,”

§3.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the receipt subject to the satisfaction or waiver by the Administrative Agent on behalf of the Required Lenders of the following conditions precedent (the “Amendment Effective Date”):
A.    each of the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects as of the date of this Amendment;

B.    the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, the Parent, each Subsidiary Guarantor and the Required Lenders; and
C.    the Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid all fees and, to the extent billed, expenses payable by the Credit Parties hereunder or under the Credit Agreement on the Amendment Effective Date.
§4.    Representations and Warranties. The Parent, the Borrower and each other Credit Party each hereby represents and warrants to the Administrative Agent and the Lenders as follows:
A.    Representations and Warranties. Each of the representations and warranties contained in Article III of the Credit Agreement and in each other Credit Document were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects), except to the extent that such representations and warranties relate specifically to a prior date, then such representations and warranties are true and correct in all material respects on and as such earlier date (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects).
B.    Enforceability. The execution and delivery by the Borrower, the Parent and each other Credit Party of this Amendment, and the performance by the Borrower, the Parent and each other Credit Party of this Amendment are within the corporate authority of each of the Borrower, the Parent and each other Credit Party and have been duly authorized by all necessary corporate proceedings. This Amendment constitutes valid and legally binding obligations of each of the Borrower, the Parent and each other Credit Party, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general.
C.    No Default or Event of Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Parent, the Borrower and each other Credit Party of this Amendment or from the consummation of the transactions contemplated herein.
§5.    No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Credit Documents remain unchanged and (b) all of the terms and conditions of the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and remain in full force and effect (including, without limitation, with respect to any guarantees provided thereunder and any security interests granted in any Collateral in support of the Obligations under or with respect to the Credit Documents). Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Parent, the Borrower, any other Credit Party or of any other Person under the Credit Agreement and the other Credit Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement and the other Credit Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. For the avoidance of doubt, this Amendment shall constitute a “Credit Document” under the Credit Agreement and each other Credit Document.
§6.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03(a) of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
§7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
§8.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
§9.    Governing Law; Captions. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

Borrower:

EMMIS OPERATING COMPANY

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

Parent:

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Second Amendment]

Subsidiary Guarantors:

EMMIS INDIANA BROADCASTING, L.P.,
EMMIS RADIO LICENSE, LLC,
EMMIS RADIO, LLC,
EMMIS LICENSE CORPORATION OF NEW
YORK,
EMMIS RADIO LICENSE CORPORATION
OF NEW YORK,
EMMIS INTERNATIONAL BROADCASTING
CORPORATION,
EMMIS RADIO HOLDING CORPORATION,
EMMIS RADIO HOLDING II
CORPORATION,
EMMIS PUBLISHING CORPORATION,
LOS ANGELES MAGAZINE HOLDING
COMPANY, INC.,
MEDIATEX COMMUNICATIONS
CORPORATION,
EMMIS PUBLISHING, L.P.,
ORANGE COAST KOMMUNICATIONS, INC.
TAGSTATION LLC

By:	/s/ J. Scott Enright
Name:	J. Scott Enright
Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

By:	/s/ Thomas W. Harrison
	Name:	Thomas W. Harrison
	Title:	Senior Vice President / Authorized Officer

[Signature Page to Second Amendment]

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

By:	/s/ Marshall T. Mangum, III
	Name:	Marshall T. Mangum, III
	Title:	Duly Authorized Signatory

[Signature Page to Second Amendment]

FIFTH THIRD BANK, as a Lender

By:	/s/ William J. Krummen
	Name:	William J. Krummen
	Title:	Vice President

[Signature Page to Second Amendment]